EXHIBIT 18

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy Eckl, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Marjorie Pierre-Merritt and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: Sept. 18th, 2007	/s/ Nancy Eckl
Nancy Eckl

State of North Carolina	)
)ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 18th day of September, by Nancy Eckl, who I have identified to be the person who signs herein.

/s/ Arnetta A. Thrower
NOTARY PUBLIC

My Commission Expires:

EXHIBIT A

College Retirement Equities Fund – Registration Statement Form N-3

TIAA-CREF Institutional Mutual Funds – Registration Statement on Form N-1A

TIAA-CREF Life Funds – Registration Statement on Form N-1A

TIAA Separate Account VA-1 – Registration Statement on Form N-3

EXHIBIT 18

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Michael A. Forrester, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, Marjorie Pierre-Merritt and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: Sept. 18, 2007	/s/ Michael A. Forrester
Michael A. Forrester

State of North Carolina	)
)ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 18th day of September, by Michael A. Forrester, who I have identified to be the person who signs herein.

/s/ Arnetta A. Thrower
NOTARY PUBLIC

My Commission Expires:

EXHIBIT A

College Retirement Equities Fund – Registration Statement Form N-3

TIAA-CREF Institutional Mutual Funds – Registration Statement on Form N-1A

TIAA-CREF Life Funds – Registration Statement on Form N-1A

TIAA Separate Account VA-1 – Registration Statement on Form N-3